SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2006

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Charter)

Massachusetts

(State or other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2006, a wholly-owned subsidiary of American Mortgage Acceptance Company (the “Registrant”), AMAC CDO Funding I, a Cayman Islands exempted company with limited liability (the “Seller”), entered into an amendment to the Master Repurchase Agreement (the “Amendment”), with Bank of America, N.A. (“BANA”) and Banc of America Securities LLC (“BAS” and, together with BANA, the “Buyers”). The Amendment was approved by the Registrant's trustees and amends the Master Repurchase Agreement, originally entered into on March 29, 2006, as previously reported. The purpose of the Master Repurchase Agreement is to facilitate the Registrant’s and the Seller’s funding of first mortgage, bridge, mezzanine and other types of real estate loans. Also as previously reported, in connection to the Master Repurchase Agreement, the Registrant entered into a Guarantee (the “Guarantee”) in favor of the Buyers with respect to the obligations of the Seller under the Master Repurchase Agreement. The Master Repurchase Agreement as amended, changes the Maximum Facility Amount (as defined in the Amendment) to $350,000,000 and the Initial Termination Date (as defined in the Amendment) to the earlier of November 30, 2006 or the date upon which CDO I (as defined in the Amendment) closes. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the Amendment, the Registrant, as the pledgor, entered into a Pledge Agreement (“Pledge Agreement”) for the benefit of the Buyers for the general purpose of providing the Buyers a first priority security interests in the Guarantor Hedging Agreements (as defined in the Pledge Agreement) as security for the Seller’s obligations under the Amendment and the Registrant’s obligations, as guarantor under the Guarantee, and to satisfy the Seller’s obligation under the Amendment to enter into appropriate hedging agreements. The Pledge Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

a. Financial Statements

Not Applicable

b. Pro Forma Financial Information

Not Applicable

c. Exhibits

10.1	Amendment to the Master Repurchase Agreement, dated as of September 14, 2006, among AMAC CDO Funding I and Bank of America, N.A. and Banc of America Securities LLC

10.2.	Pledge Agreement, dated as of September 14, 2006, among American Mortgage Acceptance Company and Bank of America, N.A. and Banc of America Securities LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company

(Registrant)

By:	/s/ Alan P. Hirmes
Alan P. Hirmes
Chief Financial Officer

September 19, 2006